================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            AZTEC MANUFACTURING CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            AZTEC MANUFACTURING CO.
                       400 NORTH TARRANT . P.O. BOX 668
                             CROWLEY, TEXAS  76036


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Aztec Manufacturing Co.:

The Annual Meeting of the Shareholders of AZTEC MANUFACTURING CO. (the "Company") will be held at the Petroleum Club in the Derrick I Room on the 39th floor of the Continental Plaza, 777 Main Street, Fort Worth, Texas, on the 14th day of July, 1998, at 10:00 a.m. for the purpose of considering and acting upon the following matters:

  1.  ELECTION OF DIRECTORS. To elect three directors for a term of three years.

  2. RATIFICATION OF APPOINTMENT OF AUDITORS. Ratification of the appointment of Ernst & Young LLP as auditors for the Company for its fiscal year ending February 28, 1999.

  3. APPROVAL OF THE 1998 INCENTIVE STOCK OPTION PLAN. To approve the 1998 Incentive Stock Option Plan.

  4. APPROVAL OF THE 1998 NONSTATUTORY STOCK OPTION PLAN. To approve the 1998 Nonstatutory Stock Option Plan.

  5. APPROVAL OF THE 1997 NONSTATUTORY STOCK OPTION GRANTS. To approve the 1997 Nonstatutory Stock Option Grants.

  6. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. As of the date of this Notice, management does not know of any other business to be presented at the meeting.

Only shareholders of record at the close of business on the 25th day of May 1998, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the fiscal year ended February 28, 1998, is enclosed herewith.

WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                            Sam Rosen, Secretary

Crowley, Texas
June 1, 1998

                            AZTEC MANUFACTURING CO.
                                 P. O. BOX 668
                             CROWLEY, TEXAS 76036

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 14, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Aztec Manufacturing Co. (the "Company") for use at the regular Annual Meeting of the Shareholders of the Company to be held at the Petroleum Club in the Derrick I Room on the 39th floor of the Continental Plaza, 777 Main Street, Fort Worth, Texas, on the 14th day of July, 1998, at 10:00 a.m., and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed on or about June 1, 1998, to the Shareholders of the Company.

GENERAL INFORMATION
-------------------

At the close of business on the 25th day of May, 1998, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 5,927,413 shares of Common Stock, $1.00 par value, of the Company (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. All shares represented at the meeting in person or by proxy shall be counted in determining the presence of a quorum.

Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on May 25, 1998. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the three nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares so acted which has the effect of reducing the number of shares voting affirmatively that is required to approve a matter requiring a majority vote. Therefore, assuming a quorum is present, if more shares vote "for" approval of the appointment of the independent auditors than vote "against," this matter will pass. All shares of Common Stock represented by a valid proxy will be voted. A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, the Proxy Statement and the accompanying proxy will be borne by the Company. In addition to solicitation of proxies by mail, certain officers and employees of the Company, without additional compensation for such services, may solicit proxies by telephone, fax or personal contact. The Company will also supply brokerage firms and other custodians, nominees, and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses in connection therewith.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
----------------------------------------------

Meetings of the Board of Directors are held regularly each month, including a meeting following the conclusion of the Annual Meeting of Shareholders. During the fiscal year ended February 28, 1998, there were twelve (12) regular meetings
and one (1) special meeting of the Board of Directors.   For the fiscal year
ended February 28, 1998, each non-employee director was paid a monthly retainer of $900 and a fee of $400 for each meeting of the Board of Directors attended. Mr. Martin, as an employee director, was paid a monthly retainer of $500 and a fee of $200 for each meeting of the Board of Directors attended. Each committee member was paid a fee of $400 for each meeting of a committee attended.

Each of the current directors of the Company attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the board on which he served, held during the fiscal year ended February 28, 1998, other than Mr. Schumacher who due to a temporary illness attended 57 percent of all such meetings.

The Company has an Audit Committee.  The functions of the Audit Committee are to
(i) meet with the independent auditors to review the audit and its results, as well as to review internal controls of the Company and (ii) make recommendations to the Board of Directors as to the engagement or discharge of independent auditors. The members of the Audit Committee are Robert H. Johnson, Chairman, W. C. Walker and R. J. Schumacher. During the fiscal year ended February 28, 1998, that committee held one (1) meeting. The Company has a Compensation Committee. The functions of the Compensation Committee are to (i) make recommendations to the Board of Directors of remuneration arrangements for directors and senior management and (ii) administer the Company's incentive stock option plans, which includes selecting the executives and other key personnel of the Company eligible to participate thereunder. The members of the Compensation Committee are Martin C. Bowen and Dr. H. Kirk Downey. During the fiscal year ended February 28, 1998, that committee held two (2) meetings. The Company has a Nonstatutory Stock Option Committee which administers the Company's nonstatutory stock option plans. The members of this committee are L. C. Martin and Dana L. Perry. During the fiscal year ended February 28, 1998, that committee held two (2) meetings. The Company does not have a nominating committee.

SECURITY OWNERSHIP OF PRINCIPAL BENEFICIAL OWNERS
-------------------------------------------------

To the best knowledge of the Company, the only beneficial owners of over 5 percent of the outstanding shares of Common Stock of the Company as of May 4, 1998 were as follows:

     TITLE OF CLASS     NAME & ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES     PERCENT OF CLASS
     --------------     ----------------------------------     ----------------     ----------------
     Common Stock       FMR Corp.                                 560,500 (1)             9.5%
     $1.00 par value    82 Devonshire Street
                        Boston, MA  02109

(1) Based on a Schedule 13G furnished by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, Fidelity is deemed to have beneficial ownership of 560,500 shares of Aztec Manufacturing Co. Common Stock as a result of acting as investment adviser to several investment companies. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 560,500 shares of the Common Stock outstanding. Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts, 02109.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS
--------------------------------------

The Bylaws of the Company provide for nine directors and classify the Board of Directors into three classes, each class consisting of three directors, the members of which serve for three years. Of the directors listed under "DIRECTORS OF THE COMPANY," the terms of office of L. C. Martin, R.J. Schumacher, and Dr. H. Kirk Downey expire at the 1998 Annual Meeting of Shareholders. The Board of Directors nominated and recommends the reelection of Messrs. L. C. Martin, R.J. Schumacher, and Dr. H. Kirk Downey for a three-year term expiring at the 2001 Annual Meeting of Shareholders.

Mr. John G. Richards retired as a director of the Company on Nov. 13, 1997. Mr. Richards is now an advisory director of the Company. As an advisory director, Mr. Richards does not have voting authority. The Bylaws of the Company provide that any vacancy in the Board is to be filled by the remaining directors with the newly elected director serving the unexpired term of his predecessor. Mr. Richards term would have expired in 1999. The Board of Directors of the Company elected at its Nov. 13, 1997, meeting Mr. Kevern R. Joyce to fill the unexpired term of Mr. Richards.

All of the nominees are now directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

The Board of Directors recommends that Shareholders vote "FOR" the election of the nominees for directors.


PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------

Subject to ratification by the Shareholders, the Board of Directors has selected the firm of Ernst & Young LLP to audit the financial statements of the Company for the fiscal year ending February 28, 1999. This firm of certified public accountants or its predecessor has acted as independent auditors for the Company and its subsidiaries since 1976.

Representatives of Ernst & Young LLP will be present at the 1998 Annual Meeting of Shareholders and will be available to respond to appropriate questions.

The Board of Directors recommends that Shareholders vote "FOR" the approval of the appointment of Ernst & Young LLP.

DIRECTORS OF THE COMPANY
------------------------

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of May 4, 1998, by (i) each current director and (ii) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person.

                               PRINCIPAL OCCUPATION FOR PAST                                        COMMON STOCK OF THE    % OF
                               FIVE YEARS; POSITIONS AND           DIRECTOR                         COMPANY BENEFICIALLY   CLASS
DIRECTORS                 AGE  OFFICES WITH THE COMPANY             SINCE    OTHER DIRECTORSHIPS    OWNED AT MAY 4, 1998    (1)
---------                 ---   ---------------------------------   -----    -------------------    --------------------   -----

L.C. Martin (2)            72  Chairman of the Board, President      1958    None.                      188,765  (4)        3.2%
                               and Chief Executive Officer of the
                               Company

Martin C. Bowen  (14)      54  Vice President & CFO of Fine Line     1993    Kevco, Inc. (3)              3,400  (6)         *
                               Inc.

Kevern R. Joyce (15)       51  President, CEO and Chairman of TNP    1997    TNP Enterprises, Inc.        -0-    (7)         *
                               Enterprises, Inc. (1994-Present)              (3)
                               Senior Vice President and CEO of
                               Tuscon Electric Power Co.
                               (19921994)

Sam Rosen (8)              62  Partner  in the law firm of           1996    Gainsco, Inc. (3)            8,445  (9)         *
                               Shannon, Gracey, Ratliff & Miller,
                               L.L.P. , Secretary of the Company

Robert H. Johnson (5)      73  Financial Consultant; Certified       1965    None.                        3,100              *
                               Public Accountant

Dana L. Perry (2)          49  Vice President of Finance; Chief      1992    None.                      100,200  (10)       1.7%
                               Financial Officer of the Company;
                               and Assistant Secretary of the
                               Company

R.J. Schumacher (5)        69  CEO and Chairman of Pride Refining,   1986    None.                       17,885  (11)        *
                               Inc. (1989-1994); President and CEO
                               of Texland Petroleum, Inc.
                               (1973-Present)

W.C. Walker  (5)           74  Management Consultant (1989-Present)  1986    None.                       29,241  (12)        *

Dr. H. Kirk Downey (14)    55  Dean of the M.J. Neeley School of     1992    Harris Methodist Health      -0-                *
                               Business and a Professor of                   Plan
                               Management at Texas Christian                 LKCM Fund
                               University

All Current Directors and Executive Officers as a Group (11 Persons)                                    371,318  (13)       6.2%

*Less than one percent (1%)

(1) The percentage is calculated for each individual by using as the denominator the total shares of Common Stock outstanding at the close of business on May 4, 1998 (5,923,828 shares), plus the shares of Common Stock such individual has the right to acquire within sixty (60) days of May 4, 1998, pursuant to the exercise of stock options granted by the Company.
(2)  Member of the Nonstatutory Stock Option Committee.
(3)  A publicly owned corporation.
(4) Includes 35,273 shares of Common Stock which Mr. Martin has the right to acquire within 60 days of May 4, 1998, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans of the Company.
(5)  Member of the Audit Committee.
(6) Includes 3,400 shares of Common Stock which Mr. Bowen has the right to acquire within 60 days of May 4, 1998, pursuant to the exercise of stock options granted under the 1991 Nonstatutory Stock Option Plan of the Company.
(7) Includes -0- shares Mr. Joyce has the right to acquire within sixty (60) days of May 4, 1998, pursuant to the exercise of stock options granted under the 1991 Nonstatutory Stock Option Plan.
(8) Mr. Rosen is a Partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P., which has been general counsel to the Company since 1968. The Company proposes to retain said law firm as its general counsel during the current fiscal year.
(9) Includes 4,200 shares Mr. Rosen has the right to acquire within sixty (60) days of May 4, 1998, pursuant to the exercise of stock options granted 1991 Nonstatutory Stock Option Plan.
(10) Includes 12,427 shares of Common Stock which Mr. Perry has the right to acquire within 60 days of May 4, 1998, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans.
(11) Includes 16,012 shares Mr. Schumacher has the right to acquire within sixty
     (60) days of May 4, 1998, pursuant to the exercise of stock options granted under the 1988 and 1991 Nonstatutory Stock Option Plans.
(12) Includes 21,524 shares Mr. Walker has the right to acquire within sixty
     (60) days of May 4, 1998, pursuant to the exercise of stock options granted under the 1988 and 1991 Nonstatutory Stock Option Plans. All 7,717 shares of Common Stock currently owned are held jointly by Mr. Walker and his wife.
(13) The percentage is calculated by using total shares of Common Stock outstanding at the close of business on May 4, 1998 (5,923,828) plus 53,835 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days of May 4, 1998, pursuant to the exercise of stock options granted under the 1986 and 1991 Incentive Stock Option Plans of the Company plus 45,136 shares of Common Stock that directors have the right to acquire within sixty (60) days of May 4, 1998, pursuant to the exercise of stock options granted under the 1988 and 1991 Nonstatutory Stock Option Plans.
(14) Member of Compensation Committee.
(15) Mr. Joyce was elected to the Board of Directors on November 13, 1997, to replace Mr. John G. Richards who retired from the board on November 13, 1997.

No family relationship exists between any director or executive officer of the Company and any other director or executive officer of the Company.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. Copies of such reports are required to be furnished to the Company.

Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis, except that Mr. Martin Bowen, Director reported a sale of Aztec stock on Form 5 instead of on a current report on Form 4.

EXECUTIVE COMPENSATION AND OTHER MATTERS
----------------------------------------

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION. Through fiscal periods ended February 28, 1998, compensation for the chief executive officer and senior executives has been approved by the full Board of Directors upon the recommendations of the Compensation Committee. This Committee is composed of two outside directors, none of whom perform any services to or receive any fees from the Company in any capacity other than as director.

It has been the philosophy and the practice of the Committee to relate executive compensation to the profitability of the Company. The compensation program provides for market-driven salary ranges based on job responsibilities and influences on Company performance with a balanced incentive compensation element based on profit performance of the Company. This is accomplished through a two-tiered structure of measuring the compensation rewards as follows:

1. Base Salary - The Committee reviews and approves salaries for the chief executive cfficer and the other executive officers on an annual basis. Recommended base salaries are reviewed and set based on information derived from comparative group reviews and national surveys of compensation data, as well as evaluations of the individual executives' positions and expected future performance and contribution. In making salary decisions, the Committee exercises its discretion and judgment with no specific formula being applied to determine salary levels.

2. Bonus - The purpose of the bonus program is to promote the Company's goal of increasing shareholder value through sustainable internal growth, high operating efficiencies, strategic acquisitions, and attracting highly motivated, results-oriented executive officers. A portion of executive compensation was calculated using a formula reflecting growth in pretax income of the Company in the case of the chief executive officer and certain executive officers or a particular segment of the Company in the case of an executive officer who is responsible for such segment. Mr. Martin's and Mr. Perry's bonus base is fixed at 2.5% and 1% of the yearly pretax profits of the Company, respectively. Mr. Wright's and Mr. Skowron's bonus base is fixed at 1.25% of the yearly pretax profits of the Galvanizing Segment and Electrical Segment, respectively. The maximum and minimum bonus is set at 150% and 50% of the bonus base, respectively. When the Company or a segment exceeds prior year performance, the executives are rewarded through increased bonuses up to a maximum of 150% of his bonus base. Conversely, if the Company or segment falls short of the prior year's performance, the executive officers receive a reduced bonus. If the current years performance falls below 50% of the prior year, the executive officers receive no bonus.

Additionally, the executive officers participate, along with other employees, in the Company Profit Sharing Plan, the annual contributions to which are dramatically affected by profitability of the Company, and the Company Stock Option Plans.

Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted in 1993, imposes a $1 million limit on the amount of compensation that will be deductible by the Company with respect to the chief executive officer and the four other most highly compensated executive officers. Performance based compensation that meets certain requirements will not be subject to the deduction limit. The Committee has reviewed the impact of Section 162(m) on the Company and believes it is unlikely that the compensation paid to any executive officer during the fiscal year ending February 28, 1999, will exceed the limit. The Committee will continue to monitor the impact of the Section 162(m) limit and to assess alternatives for avoiding any loss of tax deductions in future years.

The role of the Compensation Committee also includes a full review of the compensation package of the five highest paid executive officers, whether or not their salary and bonuses exceed $100,000. This review is then presented and recommended to the full board of nine directors, seven of whom are independent directors.

                                           MEMBERS OF THE COMPENSATION COMMITTEE
                                                 Martin C. Bowen
                                                 Dr. H. Kirk Downey

SUMMARY COMPENSATION TABLE. The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, of the chief executive officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeds $100,000 (the "Named Executives").

                                                  SUMMARY COMPENSATION TABLE
                                                  ==========================
                                    ANNUAL COMPENSATION                               LONG-TERM COMPENSATION
                                    -------------------                               ----------------------

                                                                                    AWARDS             PAYOUTS
                                                                        |                           |             |
                                                          OTHER ANNUAL  |   RESTRICTED              |  LONG-TERM  |  ALL OTHER
NAME AND                  YEAR                            COMPENSATION  | STOCK AWARD(S)  OPTIONS/  |  INCENTIVE  | COMPENSATION
PRINCIPAL POSITION       ENDING    SALARY ($)   BONUS($)       ($)      |      ($)        SARS (#)  | PAYOUTS ($) |      ($)
------------------       ------    ----------   --------  ------------- | --------------  --------- | ----------- | ------------
                                                                        |                           |             |
L.C. Martin, Chairman,    1998       250,000     317,468        0       |       0           16,299  |      0      |    25,494 (2)
President, and Chief      1997       250,000     214,919        0       |       0                0  |      0      |    23,060 (3)
Executive Officer         1996       250,000     106,443        0       |       0                0  |      0      |    17,937 (4)
                                                                        |                           |             |
D.L. Perry, Vice          1998        75,000     126,987        0       |       0            5,840  |      0      |    16,894 (5)
President of Finance,     1997        75,000      85,968        0       |       0                0  |      0      |    12,979 (5)
Chief Financial Officer,  1996        75,000      36,543        0       |       0                0  |      0      |     6,007 (5)
and Assistant Secretary                                                 |                           |             |
                                                                        |                           |             |
F. L. Wright, Jr.         1998        85,200      78,818        0       |       0            5,685  |      0      |    16,894 (6)
Senior Vice President     1997        77,550      84,522        0       |       0                0  |      0      |    14,460 (6)
Galvanizing Segment       1996        75,000      65,053        0       |       0                0  |      0      |     8,301 (6)
                                                                        |                           |             |
R.T. Skowron,  Vice       1998        82,000      56,594        0       |       0                0  |      0      |         0
President Electrical      1997             0           0        0       |       0                0  |      0      |         0
Products Segment  (1)     1996             0           0        0       |       0                0  |      0      |         0

(1)  Mr. Skowron  joined the Company on May 1, 1997.
(2) The amount of $25,494 includes 1998 Director Fees of $8,600 and 1998 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $16,894.
(3) The amount of $23,060 includes 1997 Director fees of $8,600 and 1997 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $14,460.
(4) The amount of $17,937 includes 1996 Director Fees of $8,600 and 1996 contribution made to Mr. Martin's account in Aztec's Profit Sharing Plan of $9,337.
(5) This amount represents the contribution made to Mr. Perry's account in Aztec's Profit Sharing Plan.
(6) This amount represents the contribution made to Mr. Wright's account in Aztec's Profit Sharing Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR. The following table sets forth the number of shares of Common Stock subject to options with respect to Common Stock granted to the Company's Chief Executive Officer and the Named Executives during the fiscal year ending February 28, 1998. The Company has no SARs.

                                             OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                             =====================================
                                            % OF TOTAL                                          POTENTIAL REALIZED VALUE AT
                          NUMBER OF          OPTIONS/         EXERCISE OR                  ASSUMED ANNUAL RATES OF RATES OF STOCK
                          OPTIONS/         SARS GRANTED       BASE PRICE                       PRICE APPRECIATION FOR OPTION
                        SARS GRANTED       TO EMPLOYEES      ($ PER SHARE)    EXPIRATION                 TERM ($)
        NAME                 (a)          IN FISCAL YEAR          (b)            DATE      5% (c)                         10% (c)
---------------------------------------------------------------------------------------------------------------------------------
L.C. Martin                16,299               7%               11.125        5/20/02     50,120                         110,752
D.L. Perry                  5,840               2%               11.125        5/20/02     17,958                          39,683
F.L. Wright                 5,685               2%               11.125        5/20/02     17,481                          38,629

(a) Options granted are immediately exercisable and are for a term of 5 years, subject to earlier termination related to termination of employment.
(b)  The option above was granted at market value at date of grant.
(c) These columns reflect the potential realizable value of each grant assuming the market value of the Company's stock appreciates at 5 percent and 10 percent, compounded annually, from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 5 year option term will be at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants. These calculations are based on requirements promulgated by the Securities Exchange Commission and do not reflect the Company's estimate of future price growth.

OPTIONS EXERCISED AND YEAR END VALUE TABLE. The following table sets forth certain information regarding the options exercised and the year end value of options held by the Named Executives during the fiscal year ending February 28, 1998.

                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR END OPTION VALUES
                                                 =================================
                                                                 NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED IN-THE-
                         SHARES ACQUIRED                         OPTIONS AT FY-END (#)           MONEY OPTIONS AT FY-END ($)
         NAME            ON EXERCISE (#)   VALUE REALIZED ($)  EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
       --------          ---------------   ------------------  -------------------------          -------------------------
L. C. Martin                     0                 0             35,723            -0-            228,137             -0-
D. L. Perry                      0                 0             12,427            -0-             78,225             -0-
F. L. Wright, Jr.              5,987            99,160            5,685            -0-             15,633             -0-
R. T. Skowron                    0                 0               -0-             -0-               -0-              -0-

CHANGE IN CONTROL AGREEMENT. The Company has entered into a change in control agreement with Mr. L. C. Martin, the president and chief executive officer of the Company. The change in control agreement provides for the payment of certain benefits upon the occurrence of a change in control of the Company. A "change in control of the Company" includes the acquisition by any person of 50 percent or more of the shares of Common Stock, a merger or consolidation of the Company in which the Company does not survive as an independent public company, a sale of all or substantially all of the assets of the Company, or a liquidation or dissolution of the Company.

Under the change in control agreement, if Mr. Martin remains in the employ of the Company for a period of at least three months immediately following the date of occurrence of a change in control of the Company, he will be entitled to receive a lump sum payment from the Company within five days after the expiration of the three-month period, regardless of whether he continues in the employ of the Company after the expiration of the three-month period (the "Change in Control Payment"). The change in control agreement provides for the payment of the Change in Control Payment of $750,000 in the event of any change in control of the Company, whether or not such change in control is approved by the Board of Directors and/or Shareholders of the Company. Additionally, if during the three-month period Mr. Martin is terminated as a result of death or total disability or for any other reason whatsoever by the Company, he will be entitled to receive, in addition to the Change in Control Payment provided above, his full base salary through the date of termination of his employment, plus any other amounts to which he would be entitled under any compensation plan of the Company. However, if the employment of Mr. Martin during the three-month period is terminated by him for any reason other than as a result of his death or total disability or voluntary termination for good reason as defined in the agreement, he would be entitled to his full base salary through the date of termination of his employment, plus any other amounts to which he would be entitled under any compensation plan of the Company, but would not be entitled to the Change in Control Payment provided above.

BUY-SELL AND TERMINATION AGREEMENT. During fiscal 1994 the Company entered into a "Buy-Sell and Termination Agreement" (the "Agreement") with Mr. L. C. Martin, the president and chief executive officer of the Company. The Agreement provides that the proceeds from a $1 million dollar life insurance policy on Mr. Martin be used to acquire (from the executive's wife or estate) the number of shares of Company Common Stock which could be purchased in the event the executive dies while employed by the Company. The purchase price per share is to be the market value of the stock on the day before the date of death. Upon termination (other than for "just cause") of employment from the Company prior to death, the Company will convey all rights in the insurance policy to the executive, including cash surrender value. The Company recorded a deferred liability and corresponding charge to expense in the amount of $246,000 during fiscal 1994. The deferred compensation amount is equivalent to the cash surrender value of the insurance policy and amounted to $276,730 at February 28, 1998.

Under the "Buy-Sell and Termination Agreement", the Company agrees to maintain a whole life insurance policy in the face amount of $1 million on the life of Mr. Martin previously acquired by the Company (the "Policy"). The Company shall be the owner and direct beneficiary of the Policy and shall be solely responsible for the payment of any and all premiums required to be paid to keep the Policy in effect. Within 180 days of the death of Mr. Martin, if Mr. Martin was at the time of his death employed by the Company, Mrs. Martin or the estate, heirs, legal representatives, successors or beneficiaries of Mr. Martin shall tender to the Company for sale, transfer or conveyance to the Company a number of shares equal in value to the proceeds received by the Company from the Policy. Upon the tender of the shares of the Company, the Company shall purchase the shares with the proceeds received by the Company under the policy. For purposes of this Agreement, the value of the shares to be sold, assigned and conveyed to the Company as provided for herein shall be determined based on the closing price per share of the Common Stock of the Company as traded on the New York Stock Exchange on the day before the date of death of Mr. Martin. Upon the termination of employment of Mr. Martin from the Company for any reason other than "Just Causes", the Company hereby agrees to assign and convey all rights and title of the Company in the Policy, including any cash surrender value in the Policy, to Mr. Martin. No shares shall be transferred to the Company in consideration of the assignment and conveyance of the Policy to Mr. Martin. For purposes of this Agreement, "Just Cause" shall mean Mr. Martin willfully and intentionally fails to substantially perform his duties as an officer of the Company, or Mr. Martin has committed an illegal act (other than minor traffic violations or similar acts) in connection with his employment that could reasonably be expected to materially adversely affect the Company. If Mr. Martin is terminated for "Just Cause," the Company shall be under no obligation to assign and convey the Policy to Mr. Martin.

STOCK PRICE PERFORMANCE GRAPH. The following graph illustrates the five-year cumulative total returns on investments in Aztec Manufacturing Co., the CRSP Index for NYSE Stock Market (U.S. Companies) and the CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies). Aztec is listed on the New York Stock Exchange and is engaged in multiple industries. The shareholder return shown below is not necessarily indicative of future performance. Total return, as shown, assumes $100 invested on February 28, 1993, in shares of Aztec Manufacturing Co. and each index, all with cash dividends reinvested. The calculations exclude trading commissions and taxes.

                       FIVE YEAR-CUMULATIVE TOTAL RETURN
                  VALUE OF $100 INVESTED ON FEBRUARY 28, 1993
               For Fiscal Year Ended on the Last Day of February


                       [PERFORMANCE GRAPH APPEARS HERE]


                                                                 2/93   2/94   2/95   2/96   2/97   2/98
                                                                 ----   ----   ----   ----   ----   ----
      Aztec Manufacturing Co.                                    100.0  233.8  156.4  173.4  346.9  520.0
      CRSP Index for NYSE Stock Market (US Companies)            100.0  108.7  115.0  153.2  188.7  252.4
      CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies)    100.0  125.4  119.4  138.7  156.2  204.1
              Wholesale trade - durable goods

PROPOSAL NO. 3: 1998 INCENTIVE STOCK OPTION PLAN
------------------------------------------------

On April 21, 1998, the board of directors of the Company adopted, subject to the approval of the shareholders of the Company, the 1998 Incentive Stock Option Plan of Aztec Manufacturing Co. (the "1998 ISO Plan"). Options granted under the 1998 ISO Plan are intended to qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code").

A summary of the material provisions of the 1998 ISO Plan is set out below. The following summary is qualified in its entirety by reference to the full text of the 1998 ISO Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

The purpose of the 1998 ISO Plan is to attract capable employees and provide an incentive for employees to remain in the employ of the Company and its subsidiaries. All executives and other key personnel of the Company who are active full time salaried employees of the Company and its subsidiaries are eligible to participate in the 1998 ISO Plan. Members of the board of directors who are not employed by the Company or its subsidiaries on a full time basis are not eligible to participate in the 1998 ISO Plan. Approximately 150 persons will be eligible to participate in the 1998 ISO Plan.

The 1998 ISO Plan is administered by the Compensation Committee, a committee composed of at least two (2) non-employee directors of the board of directors of the Company (the "Committee"). The Committee has discretion to select the eligible employees to whom options shall be granted under the 1998 ISO Plan and to determine the number of shares of Common Stock subject to options granted under the 1998 ISO plan, as well as the term during which such options may be exercised and the manner of exercise thereof.

Subject to provisions for proportionate adjustment occasioned by changes in the Company's capital structure, a total of 750,000 shares of Common Stock of the Company has been set aside under the 1998 ISO Plan for use upon exercise of options granted thereunder. As of the date hereof, no options to purchase Common Stock have been granted by the Committee under the 1998 ISO Plan. All options under the 1998 ISO Plan must be granted on or before ten years from the effective date of the 1998 ISO Plan. The 1998 ISO Plan will be effective upon shareholder approval.

No options may be exercised under the 1998 ISO Plan without compliance with applicable securities laws. It is contemplated by management of the Company that the options and the shares of Common Stock called for by options granted under the 1998 ISO Plan will be registered by the Company under the federal securities laws during the latter half of 1998.

The maximum term of an option that may be granted under the 1998 ISO Plan is ten
(10) years, except that with respect to participants, if any, under the 1998 ISO Plan who own more than ten percent (10%) of the Common Stock of the Company on the date the option is granted, the maximum term is five (5) years.

The price at which shares of Common Stock of the Company may be purchased pursuant to the exercise of options granted under the 1998 ISO Plan shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock underlying the options on the date such options are granted. With respect to participants, if any, under the 1998 ISO Plan who own more than ten percent (10%) of the shares of Common Stock of the Company on the date the option is granted, the price at which shares of Common Stock of the Company may be purchased pursuant to the exercise of options granted under the 1998 ISO Plan shall not be less that one hundred ten percent (110%) of the fair market value of the shares of Common Stock underlying the options on the date such options are granted.

The aggregate fair market value (determined at the time of grant) of shares of Common Stock underlying incentive stock options exercisable for the first time by an employee during any calendar year cannot exceed $100,000.

Options granted under the 1998 ISO Plan are subject to earlier termination upon the death, disability, retirement or termination of employment of the participant. Options granted under the 1998 ISO Plan are exercisable over such period of time as may be determined by the Committee. Such options are not transferable, except by will or by the laws of descent and distribution and may only be exercised for a period of one year following the date of death or disability, to the extent the options were exercisable at the date of death or disability, as the case may be. A participant must remain an employee of the Company as a condition to his right to exercise options granted under the 1998 ISO Plan. However, upon a participant's termination of employment for any reason, other than gross or willful misconduct or death or disability, such participant has a right to exercise an option granted to such participant under the 1998 ISO Plan during the three month period immediately following the date of termination of employment.

The following is a summary of the principal U.S. federal income tax consequences under current federal income tax laws relating to awards under to the 1998 ISO Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Participants are urged to consult their own tax advisors as to the precise tax consequences of participation in such plan. Under applicable provisions of the Code as now in effect: (a) an "incentive stock option" results in no taxable income to participant or deduction to the Company at the time it is granted; (b) upon exercise of the option, no taxable income results to the participant from the receipt of the shares of Common Stock thereby acquired and no deduction is allowed to the Company; the exercise of an incentive stock option will result in an adjustment in determining a participant's alternative minimum tax; (c) if, after exercise of such an option, the participant does not dispose of the shares of Common Stock thereby acquired within two (2) years of the date of grant of the option or within one (1) year of the date of exercise of the option, he will be entitled to treat any gain realized upon disposition of the shares of Common Stock as long-term capital gain in the year of sale; and (d) if so held by the participant, as described in clause (c) above, the Company will not be entitled to any deduction on account of the grant or exercise of the option. However, if the participant disposes of the shares of Common Stock within two (2) years of the date of grant of the option or within one (1) year of the date of exercise of the option, he will be required to treat any gain realized upon disposition of the shares of Common Stock as ordinary income in the year of sale equal to the difference between the option price and the fair market value of the stock on the date of exercise. The balance of the participant's gain on the disposition of the shares will be treated as a long-term capital gain, provided the holding period applicable to long-term capital assets is satisfied. The Company will be entitled to a deduction to the extent the participant recognizes ordinary income.

The affirmative vote of the holders of a majority of the total number of shares represented and voting at the Shareholder's Meeting, assuming a quorum is present, is required to approve the adoption of the 1998 Incentive Stock Option Plan of the Company.

The Board of Directors recommends that Shareholders vote "FOR" the approval of the 1998 Incentive Stock Option Plan of the Company.

PROPOSAL NO. 4:  1998 NONSTATUTORY STOCK OPTION PLAN
----------------------------------------------------

On April 21, 1998, the Board of Directors unanimously adopted, subject to approval by Shareholders, the 1998 Nonstatutory Stock Option Plan of Aztec Manufacturing Co. (the "1998 NSO Plan").

A summary of the material provisions of the 1998 NSO Plan is set out below. The following summary is qualified in its entirety by reference to the full text of the 1998 NSO Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

The purpose of the 1998 NSO Plan is to encourage stock ownership by executive officers and non-employee directors of the Company, to provide an incentive for executive officers and non-employee directors to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining executive officers and non-employee directors through the grant of options to purchase shares of the Company's Common Stock. Only executive officers and non-employee directors of the Company are eligible to participate in the 1998 NSO Plan.

The executive officers of the Company at present are: L.C. Martin, Dana L. Perry, F.L. Wright, Jr., Richard Skowron and Sam Rosen. The outside, non-employee directors at the present are: Robert H. Johnson, R. J. Schumacher, W.C. Walker, H. Kirk Downey, Kevern Joyce, and Martin C. Bowen.

The 1998 NSO Plan is administered by the Compensation Committee ("Committee"), a committee composed of at least two (2) non-employee directors of the board of directors of the Company.

Subject to provisions for proportionate adjustment occasioned by changes in the Company's capital structure, a total of 250,000 shares of Common Stock of the Company has been set aside under the 1998 NSO Plan for use upon exercise of options granted thereunder. No options to purchase Common Stock have been granted under the 1998 NSO Plan.

The purchase price for the stock under each option is one-hundred (100%) of the fair market value of the Common Stock evidenced by the price at which the Common Stock closed on the date the option is granted, but in no event less than the par value of the Common Stock. The 1998 NSO Plan terminates ten years after its effective date and no options can be granted under it after that date. The 1998 NSO Plan will be effective upon Shareholder approval and no options can be granted under it prior to that approval.

The following is a summary of the principal U.S. federal income tax consequences under current federal income tax laws relating to awards under the 1998 NSO Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Participants are urged to consult their own tax advisors as to the precise tax consequences of participation in such plan. The granting of options will have no immediate tax consequences on the Company or the recipient of the options, since the options are being granted to purchase the stock at the fair market value of the stock on the date of the grant, and since the options have no readily ascertainable fair market value. Upon exercise of the options, the optionee will realize and recognize income on the excess of the fair market value of the stock on the date of exercise over the exercise price. The excess will be taxed at rates applicable to ordinary income. The Company will realize a deduction on the date of exercise in an amount equal to the optionee's gain.

The gain, if any, received upon a subsequent disposition of the Common Stock will constitute short-term or long-term gain to the optionee, depending on the optionee's holding period. In addition, the Taxpayer Relief Act of 1997 (the "Act") made significant changes to the taxation of long-term capital gains. In general, the Act reduces the maximum rate of tax on the individual's net capital gain (i.e., the excess of the net long-term capital gain for the taxable year over the net short-term capital loss for the year) from 28% to 20%. The rate is reduced to 10% for net capital gains that would otherwise be taxed at 15% rate. These rates apply for both the regular tax and the minimum tax.

For taxable years beginning after December 31, 2000, the maximum capital gains rates for assets which are held more than five years are 8% and 18% (rather than 10% and 20%). The 18% rate only applies to assets with holding periods that begin after December 31, 2000. Finally, the Act provides that the lower capital gains rate does not apply to the sales or exchange of assets held for 18 months or less if the sales or exchange is after July 28, 1997. The 28% maximum rate will continue to apply to the sales or exchange of capital assets held more than one year but not more than 18 months. However, the 20% maximum rate applies to otherwise qualifying sales or exchanges occurring after May 6, 1997, and before July 29, 1997, if the assets were held for more than one year.

The Federal income tax consequences described in this section are based on laws and regulations in effect on April 21, 1998, and there are no assurances that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

No options may be exercised under the 1998 NSO Plan without compliance with applicable securities laws. It is contemplated by management of the Company that the options and the shares of Common Stock called for by options granted under the 1998 NSO Plan will be registered by the Company under the federal securities laws during the remainder of calendar year 1998.

Options granted under the 1998 NSO Plan are nontransferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and may be exercised during the lifetime of the participant only by that participant or his legally authorized representative, provided, however, the Committee, in its discretion, may allow for transferability of such options by the participant to "Immediate Family Members" as that term is defined under the 1998 NSO Plan.

The 1998 NSO Plan would be effective only upon shareholder approval at the 1998 Annual Meeting of Shareholders. The affirmative vote of the holders of a majority of the total number of shares represented and voting at the Shareholder's Meeting, assuming a quorum is present, is required in order for the plan to become effective.

The Board of Directors recommends that Shareholders vote "FOR" ratification of the 1998 Nonstatutory Stock Option Plan of the Company.

PROPOSAL NO. 5:  RATIFICATION OF 1997 NONSTATUTORY STOCK OPTION GRANTS TO THE
-----------------------------------------------------------------------------
COMPANY'S NON-EMPLOYEE DIRECTORS
--------------------------------

The Board of Directors of the Company on an individual basis in May 1997 granted options to purchase 10,000 shares of the Company's Common Stock to each of the seven (7) non-employee directors (the "1997 Individual NSO Grants").

A summary of the material provisions relating to the 1997 Individual NSO Grants is set out below. The following summary is qualified in its entirety by reference to the full text of the Company's Non-Qualified Stock Option Agreement (the "Agreement") with each of the seven (7) non-employee directors, a copy of which is attached as Exhibit C to this Proxy Statement.

The purpose of the 1997 Individual NSO Grants is to encourage stock ownership by non-employee directors of the Company, to provide an incentive for non-employee directors to expand and improve the profits and prosperity of the Company, and to assist the Company in retaining non-employee directors.

The non-employee directors of the Company receiving the 1997 Individual NSO Grants were: Martin C. Bowen, Dr. H. Kirk Downey, Robert H. Johnson, John G. Richards, Sam Rosen, R.J. Schumacher and W.C Walker.

Each non-employee director (the "Optionee") was granted nonqualified stock options to purchase 10,000 shares of the Company's common shares at a purchase price of $11.125 per share. The options cannot be exercised until (i) the passage of six months from the date of the grant, and (ii) the listing of the underlying shares on the New York Stock Exchange. Options to purchase 2,000 shares of the Company's Common Stock become exercisable on the day following each annual shareholders' meeting, provided the Optionee is a non-employee director on such date. Unless terminated earlier pursuant to the terms of the Agreement, the options remain exercisable for a period of ten (10) years from the date of the grant.

Since the 1997 Individual NSO Grants are of nonstatutory stock options, the U.S. federal income tax consequences under current federal income tax law to such grants is the same as federal income tax consequences relating to options granted under the 1998 Nonstatutory Stock Option Plan. Reference is made to information set forth under the heading Proposal No. 4: 1998 Nonstatutory
Stock Option Plan for a description of such federal income tax consequences.

No options may be exercised under the 1997 Individual NSO Grants without compliance with applicable securities laws. It is contemplated by management of the Company that the options and the shares of the Company's Common Stock underlying the options granted under the 1997 Individual NSO Grants will be registered by the Company under the federal securities laws during the remainder of calendar year 1998.

Options granted under the 1997 Individual NSO Grants may only by transferred during the Optionee's lifetime (i) pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or (ii) to an "immediate family member" of the optionee.

The affirmative vote of the holders of a majority of the total number of shares represented and voting at the Shareholders' Meeting, assuming a quorum is present, is required for ratification of the 1997 Individual NSO Grants.

The Board of Directors recommends that Shareholders vote "FOR" ratification of the 1997 Individual Nonstatutory Stock Option Grants to the Company's non-employee directors.

ACTION TO BE TAKEN UNDER THE PROXY
----------------------------------

Unless otherwise specified in the accompanying proxy, the proxy holders will vote the shares presented thereby "FOR" the election of L.C. Martin, R.J. Schumacher, and Dr. H. Kirk Downey as directors for a three year term expiring at the 2001 Annual Meeting of Shareholders, "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending February 28, 1999, "FOR" the approval of the 1998 Incentive Stock Option Plan, "FOR" the approval of the 1998 Nonstatutory Stock Option Plan, and "FOR" the approval of the 1997 Nonstatutory Stock Option Grants.

The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than as set forth above, to be considered at the meeting. If, however, any other matters properly come before the meeting, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter.

SHAREHOLDER PROPOSALS
---------------------

Shareholder proposals for inclusion in the Proxy Statement for the 1999 Annual Meeting of Shareholders must be received at the executive office of the Company on or before January 31, 1999.

ANNUAL REPORTS
--------------

The Company's 1998 Annual Report to Shareholders, covering the fiscal year ended February 28, 1998, including audited financial statements, is enclosed with this Proxy Statement. Neither the Annual Report nor the financial statements are incorporated into this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSE IN FURNISHING SUCH EXHIBITS) BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO: AZTEC MANUFACTURING CO., 400 NORTH TARRANT STREET, CROWLEY, TEXAS 76036, ATTENTION: DANA PERRY.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Sam Rosen, Secretary

Crowley, Texas
June 1, 1998

                                  EXHIBIT "A"



                            AZTEC MANUFACTURING CO.
                       1998 INCENTIVE STOCK OPTION PLAN

                      1998 INCENTIVE STOCK OPTION PLAN OF
                            AZTEC MANUFACTURING CO.


     The 1998 Incentive Stock Option Plan (the "Plan") of Aztec Manufacturing Co. (the "Company") is intended to advance the best interests of the Company by providing all full-time salaried employees of the Company, and of any subsidiary of the Company, with additional incentive by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in the employ of the Company. Options granted pursuant to this Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE I

                                   Committee

     Section 1.1. ADMINSTRATION. The Plan shall be administered by the Compensation Committee of the Company (the "Committee"). The Committee shall consist of at least two (2) Non-Employee Directors of the Company.

     Section 1.2 POWERS. (a) Subject to the provisions of the Plan, the Committee shall have plenary authority to determine, in its discretion, the employees of the Company to whom Options (as hereinafter defined) shall be granted, the number of shares to be covered by each of the Options, and the time or times at which and the terms (not inconsistent with this Plan) under which Options shall be granted, become exercisable and expire. The Committee shall also have the authority to interpret the Plan and to prescribe, amend or rescind rules and regulations relating to it.

          (b) The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (c) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Options granted under it. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

          (d) In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to administration of the Plan and the granting of Options under it, each member of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of any judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by a member of the Committee (i) in respect to matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee would be entitled as a matter of law, contract or otherwise.

                                  ARTICLE II

                                 Participants

     Section 2.1.  ELIGIBILITY.  The persons who shall be eligible to receive
Options shall be all full-time salaried employees of the Company.   For the
purposes of this Plan, the term "Employee(s)" shall mean employee(s) of the Company, or any of its subsidiaries or affiliates, that adopt the Plan and shall not include members of the Board who are not employed by the Company. The Committee shall select the eligible individuals to whom Options shall be granted ("Participants"), and shall determine the number of Options to be granted. In making this determination, the Committee shall weigh the positions and responsibilities of the individuals being considered, the nature of their services, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

     Section 2.2. NUMBER OF OPTIONS. An eligible employee may be a Participant under more than one Option Agreement. As used herein, the term "Option" shall mean the option to purchase one share of Common Stock (as hereinafter defined) in accordance with the Plan. The term "Option Agreement" shall mean the agreement under which Options are granted.

     Section 2.3. NO RIGHTS AS SHAREHOLDER. No Participant shall have any rights as a shareholder with respect to shares covered by Options granted to him pursuant to the Plan (including the right to vote the shares or to receive any dividends declared thereon) until the date of issuance of a stock certificate for such shares, notwithstanding the exercise of the Options covering such shares.

     Section 2.4. ELIGIBILITY FOR OTHER PLANS. Participation in the Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, stock option, or other compensation plan which the Company currently has in effect or may at any time in the future adopt for employees.

     Section 2.5. EMPLOYMENT OBLIGATION. The granting of an Option shall not impose any obligation upon the Company to employ or continue to employ any Participant, and the right of the Company to terminate the employment of any Participant shall not be diminished or affected by reason of the fact that Options have been granted to him.

     Section 2.6. CONTINUOUS EMPLOYMENT. An Option granted under this Plan will terminate in accordance with Section 4.8 below upon the termination of employment of a Participant. However, the requisite employment relationship with respect to Options granted hereunder will be treated as continuing intact while the Participant (with the prior approval of the Committee) is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety
(90) days, or, if longer, so long as the Participant's right to reemployment is guaranteed by statute or by contract.

     Section 2.7. SHAREHOLDER APPROVAL. No Option may be exercised under the Plan until the Plan has been approved by the affirmative vote of a majority of the total number of shares represented and entitled to vote thereon at a meeting of the shareholders, assuming a quorum is present. Such approval must be obtained from the shareholders of the Company within twelve (12) months from the prior approval, if any, of the Plan by the Board of Directors.

     Section 2.8. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option under the Plan shall not impose any obligation upon the Participant to exercise the Option. A Participant may, at any time, elect in writing to abandon Options granted under the Plan.

                                  ARTICLE III

                           SHARES SUBJECT TO OPTIONS

     Section 3.1. SHARES AVAILABLE. The shares of stock subject to Options shall be the Company's One Dollar ($1.00) par value common stock (the "Common Stock"). The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 750,000 shares of Common Stock. Such shares may be treasury or authorized but unissued shares of Common Stock of the Company.

     Section 3.2. ALLOTMENT OF OPTIONS FOR THE PURCHASE OF SHARES. (a) Subject to the allotment requirements of Section 3.2(b), the Committee shall determine the number of Options for the purchase of shares of Common Stock to be granted from time to time to any employee eligible to become a Participant.

          (b) The aggregate fair market value (determined at the time the Option is granted) of shares of Common Stock underlying Options exercisable by a Participant under the Plan for the first time during any calendar year under the Plan (or any other incentive stock option plan of the Company or a parent or subsidiary corporation of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code) shall not exceed $100,000.

     Section 3.3. SHARES FROM UNEXERCISED OPTIONS. In the event that any outstanding Options under the Plan for any reason expire or are terminated, the shares of Common Stock allocable to the unexercised Options may again be subjected to other Option Agreements under the Plan.

                                  ARTICLE IV

                        TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be evidenced by Option Agreements in such form as the Committee shall, from time to time, recommend, which (although they need not be identical in form) shall be subject to the following terms and conditions:

     Section 4.1. OPTION PRICE. The price at which shares of Common Stock may be purchased pursuant to Options granted under the Plan (the "Option Price") shall be no less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date the Option is granted.

     Section 4.2. TIME OF GRANTING OPTIONS. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors of the Company or the shareholders of the Company nor any action taken by the Committee shall constitute the granting of Options. The granting of Options shall take place only when the written Option Agreement has been duly executed by or on behalf of the Company and the Participant to whom such Options shall be granted. Notwithstanding anything herein to the contrary, no Options shall be granted under the Plan more than ten years after the effective date of the Plan.

     Section 4.3 DURATION OF OPTIONS. No Options shall be exercisable after the expiration of ten (10) years from the date such Options are granted and the Committee in its discretion, subject to the provisions of Section 4.4 with regard to holders of 10% or more of the Common Stock, may provide that Options shall be exercisable during such ten (10) year period or any lesser period of time.

     Section 4.4. TEN PERCENT (10%) SHAREHOLDERS. Anything herein to the contrary notwithstanding, Options granted by the Committee to any eligible employee who at the time of the grant of the Options owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary corporation of the Company, shall be exercisable at an Option Price which is at least one hundred ten percent (110%) of the fair market value of the shares of Common Stock determined at the time such Options are granted and such Options shall not be exercisable after the expiration of five (5) years from the date they are granted. The attribution rules of Section 424(d) of the Code shall apply in the determination of indirect ownership of stock of the Company, and of any parent or subsidiary corporation of the Company.

     Section 4.5. AMOUNT EXERCISABLE. Options may be exercised in blocks of no less than one hundred (100) at any one time, unless the number exercised is the total number exercisable by a Participant in which case all, but not less than all, Options may be exercised.

     Section 4.6. METHOD OF EXERCISE. (a) No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the shares to be purchased. Each such notice shall specify the number of shares to be purchased and shall (unless the shares are covered by a then current registration statement under the Securities Act of 1933 (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands (A) the shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (i) registration under federal or state securities laws, or (ii) the receipt or an opinion that an appropriate exemption therefrom is available, the Company may defer issuance of shares underlying any Options granted hereunder until either such event has occurred. No Participant who is subject to Section 16 of the Securities Exchange Act of 1934 may sell an Option or any share acquired by exercise of an Option for at least six (6) months after the date the Option was granted. No Participant shall have any rights as a shareholder with respect to shares underlying Options until the date of issuance of a stock certificate for such shares.

          (b) A Participant shall pay for shares acquired upon the exercise of Options (i) in cash, (ii) by check payable to the order of the Company, or (iii) by a combination of the foregoing. Alternatively, payment may be made all or in part in shares of the Common Stock held by the Participant for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

          (c) The certificate or certificates for shares of Common Stock as to which Options are exercised shall be registered in the name of the person or persons exercising the Options. In the event the Options shall be exercised pursuant to Section 4.8(b) by any person or persons other than the Participant, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Options.

          (d) The Company shall deliver to the Participant the certificate or certificates for the number of shares of Common Stock with respect to which the Options have been exercised to the address which shall be specified in the notice of exercise required by Section 4.6(a), and delivery shall be deemed effected for all purposes when the Company or its transfer agent shall have deposited such certificate or certificates in the United States mail addressed to the Participant at such address.

     Section 4.7. NON-TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Participant other than by will or under the laws of dscent and distribution and shall be exercisable, during his lifetime, only by him.

     Section 4.8.  SEVERANCE OF EMPLOYMENT.  (a) Except as otherwise provided in
Section 4.8(b), in the event of the termination of employment of the Participant by the Company for any reason whatsoever other than the gross and willful misconduct of the Participant or death or disability, whether by his own volition or otherwise, any Options granted to the Participant under the Plan shall terminate on the earlier of the date of their expiration or the day which is three (3) months after the date of termination of employment of the Participant. After the date of termination of employment of the Participant, but prior to the date of termination of such Options, as provided in the immediately preceding sentence, the Participant shall have the right to exercise the Options which were exercisable on the date of the termination of the Participant's employment with the Company. In the event of termination of Participant's employment with the Company because of gross and willful misconduct, including but not limited to wrongful appropriation of funds of the Company or the commission of a felony, Options granted to Participant, to the extent not previously exercised, shall terminate.

          (b) In the event of the death or total disability of the Participant while in the employ of the Company, any Options granted to a Participant under the Plan shall terminate on the earlier of (i) the date of their expiration or
(ii) in the event of the death of the Participant, the day which is twelve (12) months after the date of death of the Participant or in the event of the total disability of the Participant, the day which is twelve (12) months after the date of termination of employment of the Participant, as the case may be. After the date of death or total disability of the Participant, as the case may be, but prior to the date of termination of Options provided in the immediately preceding sentence, the Participant's executors, administrators or any person or persons to whom the Options may be transferred by will or by the laws of descent and distribution (in the event of the Participant's death) or the Participant (in the event of the Participant's total disability) shall have the right at any time during the period of time specified in this Section 4.8(b) to exercise the Options, in whole or in part regardless of whether or not such Options were exercisable on the date of death or total disability. For purposes of this
Section 4.8(b), the term "total disability" shall mean the inability of the Participant to return to the handling of substantially all of his duties as a full-time salaried employee of the Company within ninety (90) days after injury or illness. The Committee shall determine whether or not a Participant is totally diabled and such determination by the Committee shall be binding on the Participant.

     Section 4.9. REQUIREMENTS OF REGULATORY AGENCIES. The Company shall not be required to sell or issue any shares of Common Stock under any Options if the issuance of such shares of Common Stock shall constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority.

                                   ARTICLE V

                                 MODIFICATION

     Section 5.1. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors of the Company may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the shareholders of the Company, the Board of Directors may not (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; or (iv) change any provisions of the Plan which would affect the income tax status of the Options granted hereunder. No modification of this Plan shall, without the consent of the Participant, alter or impair any rights or obligations of such Participant under any Options theretofore granted under the Plan except for such modifications as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable the Options granted pursuant to the Plan to comply with the requirements of any governmental or regulatory agency.

     Section 5.2. ADJUSTMENTS. Adjustments shall be made to the number of Options and the per share exercise price therefor as provided in this section:

          (a) In the event that the outstanding shares of Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised Options but with a corresponding adjustment in the Option Price per share.

          (b) In the event of the dissolution of the Company, any Options granted and outstanding under the Plan shall terminate as of the effective date of dissolution.

          (c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

               (1) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised Options for securities of another corporation, any such Options shall be deemed exercisable for stock of the surviving corporation or parent corporation of which the Company becomes a subsidiary at a rate of exchange to be determined by the Committee, but in no event shall the fair market value of the stock substituted by the Common Stock of the Company at any time of the Reorganization be less than the fair market value of the Common Stock of the Company at the time of the Reorganization; or

               (2) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding and unexercised Options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised Options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such Options.

          (d)  The term "Reorganization" as used in paragraph (c) of this
Section 5.2 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

          (e) Adjustments and determinations under this Section 5.2 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued in connection with the exercise of any Options and any fractional shares of Common Stock resulting from the computations pursuant to this Section 5.2 shall be eliminated from the respective Option.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

     Section 6.1. WRITTEN AGREEMENT. Options granted hereunder shall be embodied in a written Incentive Stock Option Agreement, which shall be subject to the terms and conditions of the Plan and shall be signed by the Participant and by the President or any Vice President of the Company for and on behalf of the Company.

     Section 6.2. SIX MONTH HOLDING PERIOD. No Option or share of Common Stock acquired upon the exercise of an Option granted under the Plan to an employee who is subject to Section 16 of the Securities Exchange Act of 1934 shall be sold or otherwise disposed of for at least six (6) months from the date the Option was granted.

     Section 6.3. PLAN EXPENSES. The expenses of administering the Plan shall be borne by the Company.

     Section 6.4. WITHHOLDING OF TAXES. Whenever the Company proposes or is required to issue or transfer Common Stock under the Plan, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such shares, or (b) take whatever action it deems necessary to protect its interests.


     Section 6.5. TERMINOLOGY. The headings in this Plan are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Plan. Wherever required by context, any gender shall include any other gender, the singular shall include the plural and the plural shall include the singular.

     Section 6.6. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective and shall be deemed to have been adopted on the date of approval by the Company's shareholders.

     Adopted by the Board of Directors, subject to shareholder approval, on the 21st day of April, 1998.


                              By:
                                 -----------------------------------
                                    L. C. Martin
                                    Chairman of the Board

                                  EXHIBIT "B"












                            AZTEC MANUFACTURING CO.
                      1998 NONSTATUTORY STOCK OPTION PLAN

                      1998 NONSTATUTORY STOCK OPTION PLAN
                                      OF
                            AZTEC MANUFACTURING CO.

A.   Purpose and Scope.
     -----------------

     The purposes of this Plan are to encourage stock ownership by executive officers and outside, nonemployee directors of Aztec Manufacturing Co. (herein called the "Company"), to provide an incentive for executive officers and outside, nonemployee directors to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining executive officers and outside, nonemployee directors through the grant of options to purchase shares of the Company's Common Stock (as hereinafter defined).

B.   Definitions.
     -----------

     Unless otherwise required by the context:

          1.  "Board" shall mean the Board of Directors of the Company.

          2. "Committee" shall mean the Compensation Committee of the Company, which is appointed by the Board from its members, and which shall be composed of at least two (2) members of the Board.

          3. "Common Stock" shall mean the common stock of the Company, par value $1.00.

          4.  "Company" shall mean Aztec Manufacturing Co., a Texas corporation.

          5.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          6. "Executive Officer" shall be defined as set forth in Rule 3b-7 of the Securities Exchange Act of 1934 or as otherwise determined by the Board of the Company.

          7. "Immediate Family Members" means children, grandchildren, spouse, siblings or parents of the Participant, or bona fide trusts, partnerships or other entities controlled by, and of which the beneficiaries are, Immediate Family Members of the Participant. Any Option grants that are transferable are conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

          8.  "Option" shall mean a right to purchase one share of Common Stock.

          9. "Option Agreement" shall mean the agreement under which Options are granted.


          10. "Option Price" shall mean the purchase price for Common Stock under an Option, as determined in Section F below.

          11. "Participant" shall mean an executive officer or a nonemployee director of the Company to whom an Option is granted under the Plan.

          12 "Plan" shall mean this Aztec Manufacturing Co. 1998 Nonstatutory Stock Option Plan.

C.   Common Stock to be Optioned.
     ---------------------------

     Subject to the provisions of Section I of the Plan, the maximum number of shares of Common Stock that may be optioned or sold under the Plan is 250,000 shares. Such shares may be treasury or authorized but unissued shares of Common Stock of the Company.

D.   Administration.
     --------------

          1. The Plan shall be administered by the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          2. The Committee shall from time to time direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have authority to interpret the Plan and any Option Agreement entered into pursuant to Committee action shall be final, binding and conclusive so long as the provisions of such Option Agreement are consistent with the terms of the Plan.

          3. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Options granted under it. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

          4. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to administration of the Plan and the granting of Options under it, each member of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within five (5) days after institution of any action, suit or proceeding asserting a claim for which indemnification would be available under this paragraph, he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee would be entitled to as a matter of law, contract or otherwise.

E.   Eligibility.
     -----------

     This Plan shall be exclusively for the benefit of executive officers and nonemployee directors of the Company and only such persons shall be eligible to receive Options under this Plan.

F.   Option Price.
     ------------

     The purchase price for Common Stock under each Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time the Option is granted, but in no event less than the par value of the Common Stock.

G.   Terms and Conditions of Options.
     -------------------------------

     Options granted pursuant to the Plan shall be evidenced by written Option Agreements in such form as the Committee shall from time to time approve, which Option Agreements shall comply with and be subject to the following terms and conditions:

          1. Grant of Options. Neither anything contained in the Plan nor any resolution adopted or to be adopted by the Board of Directors of the Company or the shareholders of the Company nor any action taken by the Committee shall constitute the granting of Options. The granting of Options shall take place only when the written Option Agreement has been duly executed by or on behalf of the Company and the Participant to whom such Options shall be granted. The Plan is subject to the approval of the Company's shareholders and no Options shall be granted under it until and unless such approval is received.

          2.  Duration of Options.    Subject to the provisions of Section H
     below, Options shall become exercisable and shall be exercisable for such period as is determined by the Committee.

          3. Exercise and Payment. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Options to be exercised. Each such notice shall specify the number of Options to be exercised and shall (unless the shares underlying the Options are covered by a then current registration statement under the Securities Act of 1933 (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the
     Act), (ii) the Participant has been advised and understands that (A) the shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the shares under the Act or to take any action which would make available to the Participant any exemption from such registration, and
     (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (i) registration under federal or state securities laws, or
     (ii) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer issuance of any shares hereunder until either such event has occurred. No Participant who is subject to Section 16 of the Securities Exchange Act of 1934 may sell an Option or any share acquired upon the exercise of an Option for at least six (6) months after the date of grant of the Option. No Participant shall have any rights as a shareholder with respect to any share acquired upon the exercise of an Option until the date of issuance of a stock certificate for such shares. The Option Price shall be paid in full at the time an Option is exercised under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Common Stock.

          4. Medium of Payment. A Participant shall pay for shares acquired upon the exercise of Options (i) in cash, (ii) by check payable to the order of the Company, or (iii) by a combination of the foregoing. Alternatively, payment may be made all or in part in shares of the Common Stock held by the Participant for more than one year. If payment is made in whole or in part in shares of Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock legally and beneficially owned by such Participant free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

H.   Termination of Options.
     ----------------------

     No Options shall be exercisable after the first to occur of the following:

          1. Expiration of the Option term specified in the Option Agreement, which shall not exceed ten (10) years from the date the Options first become exercisable;

          2. Expiration of three (3) months from the date the Participant's service as an executive officer or nonemployee director with the Company terminates for any reason other than the circumstances described in 3, 4 or 5 below;

          3. Expiration of one (1) year from the date the Participant's service as an executive officer or nonemployee director with the Company terminates by reason of the Participant's disability (within the meaning of section 22(e)(3) of the Code) or death;

          4. Expiration of ten (10) days (which period may be extended on a case by case basis in the sole discretion of the Committee) from the date the Participant voluntarily resigns as an executive officer or nonemployee director of the Company (not including any termination due to the death or disability of the Participant); or

          5. A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that a Participant has been removed as an executive officer or nonemployee director of the Company for Cause. For purposes of this paragraph "Cause" shall mean: (A) a pattern of gross negligence or an act of willful misconduct by Participant in the performance of his duties to the Company which has a material adverse effect on the Company's reputation, business, properties or business relationships, or (B) Participant's conviction of a felony or misdemeanor (other than a traffic violation) or of misappropriation of funds of the Company, or (C) Participant's appropriation to himself of a corporate opportunity of the Company which Participant fails to make available to the Company. In the event of a finding that participant has been removed for Cause, in addition to immediate termination of the Option, the Participant shall automatically forfeit all shares to be acquired upon the exercise of Options for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

          Notwithstanding the foregoing, any Participant who is elected as a director or advisory director before or contemporaneously with his voluntary termination as an employee or director of the Company (regardless of the position for which the Options were awarded) shall not be deemed to have a break in service that would trigger the termination provisions of paragraph 4 of this Section H. In this circumstance, the provisions of paragraphs 1, 2, 3 and 5 of this Section H remain applicable.

I.   Adjustments in Common Stock.
     ---------------------------

     Adjustments shall be made with reference to the number of shares of Common Stock underlying Options and the per share exercise price therefor as provided in this section:

          1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options shall be exercisable, to the end that the proportionate interest of the holder of the Options shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised Options but with a corresponding adjustment in the Option Price per share.

          2. In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

              a. If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, any such stock options shall be deemed exercisable for stock of the surviving corporation or parent corporation of which the Company becomes a subsidiary at a rate of exchange to be determined by the Committee, but in no event shall the fair market value of the stock substituted for the stock of the Company at the time of the Reorganization be less than the fair market value of the stock of the Company at the time of the Reorganization.

              b. If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such Options.

              c.  The term "Reorganization" as used in paragraph 2 of this
          Section I shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

              d. Adjustments and determinations under this Section I shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

J.   Amendment of the Plan.
     ---------------------

     Except as hereinafter limited, the Board of Directors of the Company may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the shareholders of the Company, the Board of Directors may not (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; or (iv) change any provisions of the Plan which would affect the income tax status of the Options
granted hereunder.   No modification of this Plan shall, without the consent of the Participant, alter or impair any rights or obligations of such Participant under any Options theretofore granted under the Plan except for such modifications as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable the Options granted pursuant to the Plan to comply with the requirements of any governmental or regulatory agency.

K.   Miscellaneous.
     -------------

     1.   No fractional shares shall be issued under this Plan.

          2. Options may be exercised only in blocks of 100 unless the number exercised is the total number exercisable by a Participant in which case all, but not less than all, exercisable Options may be exercised.

          3. The granting of Options shall impose no obligation upon the Participant to exercise such Options.

          4. Options shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and may be exercised during the lifetime of a Participant only by that Participant or by his legally authorized representative; provided, however, that the Committee, in its discretion, may allow for transferability of such Options by the Participant to "Immediate Family Members".

          5. The Company, during the term of this Plan, will at all times reserve and keep available the number of shares of Common Stock sufficient to satisfy the requirements of this Plan.

L.   Effective Date of Plan.
     ----------------------

     The Plan shall be effective upon approval by the shareholders of the Company at its shareholders meeting to be held on July 14, 1998. If the Plan is not approved by the shareholders, then the Plan will be of no further force and effect.

     Adopted by the Board of Directors, subject to shareholders approval, on the 21st day of April, 1998.


                              By:
                                 -------------------------------
                                 L. C. Martin
                                 Chairman of the Board

                                  EXHIBIT "C"











                            AZTEC MANUFACTURING CO.
                   1997 NONSTATUTORY STOCK OPTION AGREEMENT

                            AZTEC MANUFACTURING CO.
                   1997 NONSTATUTORY STOCK OPTION AGREEMENT


     This agreement granting an option to purchase shares of the One Dollar ($1.00) par value common stock of AZTEC MANUFACTURING CO. (the "Stock") is made as of May 20, 1997, between AZTEC MANUFACTURING CO. (the "Company") and ________________________ (the "Optionee"), a Director (as hereinafter defined) of the Company, pursuant resolutions (the "Resolutions"), adopted by the Directors of the Company on May 20, 1997 (the "Date of Grant").

     Now, therefore, in consideration of the Company's desire to further its interests and Optionee's desire to increase his proprietary interest in the Company, it is agreed by and between the parties as follows:

1. Grant of Options. Optionee is hereby granted options (the "Option" or "Options") to purchase Ten Thousand (10,000) shares (the "Option Shares") of Stock at the purchase price of Eleven and One-eight Dollars ($11.125) per Option Share (the "Option Price"). Options granted herein to purchase Two Thousand
(2000) shares of Stock shall become exercisable on the day following each annual shareholders meeting commencing with the Company's 1997 annual shareholders meeting provided Optionee is a Director of the Company on such date and, provided further, that no option shall be exercised until (i) the passage of six months from the Date of Grant, and (ii) the listing of the underlying shares on the New York Stock Exchange.

2. Period During Which Options Are Exercisable. The Option shall become exercisable as provided in Paragraph 1. above and, unless terminated earlier as provided below shall remain exercisable for a period of ten (10) years from the Date of Grant.

3. Method of Exercise and Payment. Options granted hereby may be exercised and shall be paid for as provided below:

     (a) Method of Exercise. An Option may be exercised to the extent it is exercisable under Section 1 above by written notice addressed to the Company's President at the Company's principal executive office specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then-current registration statement under the Securities Act of 1933 (the "Act"), containing the Optionee's acknowledgment, in form and substance satisfactory to the Company, that the Optionee:

          (i) is purchasing such Option Shares for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act);

          (ii)  has been advised and understands that:

                (A) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the act and are subject to restrictions on transfer; and

                (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration; and

          (iii) has been advised and understands that such Option Shares may not be transferred without compliance with all applicable federal and state securities laws.

The notice shall be accompanied by payment of the aggregate price of the Option Shares being purchased. Such exercise shall be effective upon the actual receipt by the Company's President of such written notice and payment. Such notice must be given by Optionee, or his or her guardian or other legal representative, unless the Option is exercised after Optionee's death, in which case it may be given by Optionee's executor, administrator or other legal representative.

     (b) Medium of Payment. An Optionee shall pay for Option Shares (i) in cash, (ii) by check payable to the order of the Company, or (iii) by a combination of the foregoing. Alternatively, payment may be made all or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

4. Termination of the Option. No Options shall be exercisable after the first to occur of the following:

          (i)   The expiration of the Option term specified herein;

          (ii) The date, if any, set by the Board of Directors of the Company (the "Board of Directors") to be an accelerated expiration date in the event of dissolution or liquidation of the Company or consummation of any corporate combination transaction in which the Company is not the surviving or acquiring company or in which the Company becomes a wholly-owned subsidiary of another company, provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed;

          (iii) Expiration of three (3) months from the date the Optionee's service as a Director of the Company terminates for any reason other than the circumstances described by subparagraphs (iv), (v) or (vi) below;

          (iv) Expiration of one (1) year from the date the Optionee's service as Director of the Company terminates by reason of the Optionee's disability (within the meaning of section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or death;

          (v) Expiration of ten (10) days (which period may be extended on a case by case basis in the sole discretion of the Board of Directors) from the date the Optionee voluntarily resigns as a Director of the Company (not including any termination due to the death or disability of the Optionee); or

          (vi) A finding by the Board of Directors (without participation by the Director in question) after full consideration of the facts presented on behalf of both the Company and the Optionee, that an Optionee has been removed as a Director of the Company for Cause. For purposes of this paragraph "Cause" shall mean: (A) a pattern of gross negligence or an act of willful misconduct by Optionee in the performance of his duties to the Company which has a material adverse effect on the Company's reputation, business, properties or business relationships, or (B) Optionee's conviction of a felony or misdemeanor (other than a traffic violation) or of misappropriation of funds of the Company, or (C) Optionee's appropriation to himself of a corporate opportunity of the Company which Optionee fails to make available to the Company. In the event of a finding that Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

5.   Adjustments in Stock.   Adjustments shall be made with reference to the
number of Option Shares and the per share exercise price therefor as provided in this section:

     (a) In the event that the outstanding shares of Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares as to which this Option shall be exercisable, to the end that the proportionate interest of the holder of this Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in this Option shall be made without change in the total price applicable to the unexercised Option but with a corresponding adjustment in the option price per share.

     (b) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

          (i) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, the unexercised portion of this Option shall be deemed exercisable for stock of the surviving corporation or parent corporation of which the Company becomes a subsidiary at a rate of exchange to be determined by the Board of Directors, but in no event shall the fair market value of the stock substituted for the stock of the Company at the time of the Reorganization be less than the fair market value of the stock of the Company at the time of the Reorganization.

          (ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Board of Directors shall adjust the shares under the unexercised portion of this Option in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and this Option.

          (iii) The term "Reorganization" as used in paragraph (b) of this
Section 5 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

          (iv) Adjustments and determinations under this Section 5 shall be made by the Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

6. Transferability; Rights Prior to Exercise of Option. In the event of death, this Option may be exercised by Optionee's executor, administrator or other legal representative. During Optionee's lifetime, this Option may not be sold, pledged, assigned or transferred in any manner other than (i) pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or (ii) to an Immediate Family Member of the Optionee. The term "Immediate Family Member", as used in this Agreement, shall mean the children, grandchildren, siblings or parents of the Optionee, or bona fide trusts, partnerships or other entities controlled by, and of which the beneficiaries are, Immediate Family Members of the Optionee. Any Option grants that are transferable are further conditioned on the Optionee and the Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines. No holder of this Option shall have any rights as a shareholder with respect to the Option Shares until payment of the Option Price and delivery to Optionee or a permitted transferee of the certificates for such shares as herein provided.

7. Definition of the Term "Director". The term "Director" as used in this Agreement shall mean a non-employee member of the Board of Directors. A former member of the Board of Directors who is named an advisory or emeritus member of the Board of Directors shall be deemed to retain his status as a Director for purposes of this Agreement so long as he continues to serve in the capacity of an Advisory or Emeritus Director. The word "Director" shall have the meaning set forth in this definition regardless of whether or not the first letter of the word is capitalized.

8. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, other legal representative, successors and permitted assigns.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                              AZTEC MANUFACTURING CO.


                              By:
                                  ------------------------------------
                                    L. C. Martin


                              OPTIONEE:

                              ---------------------------------------

                              ---------------------------------------
                              Printed Name

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                           10:00 a.m., July 14, 1998

                                Petroleum Club
                                Derrick I Room
                      39th Floor of the Continental Plaza
                                777 Main Street
                               Fort Worth, Texas

                          AZTEC MANUFACTURING CO.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


[                                                                              ]


                                                        For  Withheld  For All
1. Election of Directors -                              All    All      Except
   Nominees: L.C. Martin, R.J. Schumacher, H.K. Downey   0      0         0

   --------------------------------------------
   (Except nominee(s) written above.)                   For  Against   Abstain
2. Ratification of the appointment of the Auditors       0      0         0

3. Approval of 1998 Incentive Stock Option Plan.        For  Against   Abstain
                                                         0      0         0
4. Approval of 1998 Nonstatutory Stock Option Plan.     For  Against   Abstain
                                                         0      0         0
5. Approval of 1997 Nonstatutory Stock Option Grants.   For  Against   Abstain
                                                         0      0         0


                      The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.
                      Dated:                                              , 1998
                             ---------------------------------------------
                      Signature(s)
                                   ---------------------------------------------

                      ----------------------------------------------------------
                      Please sign exactly as your name appears. Joint owners should each sign personally. When applicable, indicate your official position of representation capacity.

PROXY CARD                                                           PROXY CARD

                            AZTEC MANUFACTURING CO.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 14, 1998

The undersigned, having received the notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints L.C. MARTIN, SAM ROSEN and D.L. PERRY and each of them with power of substitution in each, proxies to vote at the annual meeting to be held on July 14, 1998 at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of Aztec Manufacturing Co. which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. If no direction is made, this Proxy will be voted FOR the election of Directors and FOR proposals 2, 3, 4 and 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR
                           PROPOSALS 2, 3, 4 AND 5.

 YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
           SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)